HARTFORD ADVISERS FUND, INC., HARTFORD BOND FUND, INC., HARTFORD CAPITAL APPRECIATION FUND, INC., HARTFORD DIVIDEND AND GROWTH FUND, INC., HARTFORD INDEX FUND, INC., HARTFORD INTERNATIONAL ADVISERS FUND, INC., HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC., HARTFORD MIDCAP FUND, INC., HARTFORD MORTGAGE SECURITIES FUND, INC., HARTFORD SERIES FUND, INC., HARTFORD SMALL COMPANY FUND, INC., HARTFORD STOCK FUND, INC., HVA MONEY MARKET FUND, INC. AND THE HARTFORD MUTUAL FUNDS, INC.,


                                POWER OF ATTORNEY
                                -----------------

                 Joseph A. Biernat               William A. O'Neill
                 Winifred E. Coleman             Millard H. Pryor, Jr.
                 Joseph H. Gareau                Lowndes A. Smith
                 George R. Jay                   John K. Springer
                 Charles M. O'Halloran


do hereby jointly and severally authorize Kevin J. Carr, Charles M. O'Halloran, Lynda Godkin or Lewis Beers, to sign as their agent any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment and any Application for Exemption Relief or other filings with the Securities and Exchange Commission relating to each above-described Fund.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


/s/ Joseph A. Biernat            (SEAL)              Dated   January  22, 1998
---------------------------------                          ---------------------
Joseph A. Biernat


/s/ Winifred E. Coleman          (SEAL)              Dated   January  22, 1998
---------------------------------                          ---------------------
Winifred E. Coleman


/s/ Joseph H. Gareau             (SEAL)              Dated   January  22, 1998
---------------------------------                          ---------------------
Joseph H. Gareau


/s/ George R. Jay                (SEAL)              Dated   January  22, 1998
---------------------------------                          ---------------------
George R. Jay


/s/ Charles M. O'Halloran        (SEAL)              Dated   January  22, 1998
---------------------------------                          ---------------------
Charles M. O'Halloran

/s/ William A. O'Neill           (SEAL)              Dated   January  22, 1998
---------------------------------                          ---------------------
William A. O'Neill


/s/ Millard H. Pryor, Jr.        (SEAL)              Dated   January  22, 1998
---------------------------------                          ---------------------
Millard H. Pryor, Jr.


/s/ Lowndes A. Smith             (SEAL)              Dated   January  22, 1998
---------------------------------                          ---------------------
Lowndes A. Smith


/s/ John K. Springer             (SEAL)              Dated   January  22, 1998
---------------------------------                          ---------------------
John K. Springer